SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

 Filed by the Registrant [X]
 Filed by a Party other than the Registrant [ ]

 Check the appropriate box:
 [ ]  Preliminary Proxy Statement
 [X]  Definitive Proxy Statement
 [ ]  Definitive Additional Materials
 [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12
 [ ]  Confidential for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))

                       National Technical Systems, Inc.
            ------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                       Ralph Clements, Harry Derbyshire
            ------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

 Payment of Filing Fee (Check the appropriate box):
 [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
        14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

 [ ]  $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)   Title of each class of securities to which transaction applies:
             _______________________________________________________________
        2)   Aggregate number of securities to which transaction applies:
             _______________________________________________________________
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________________________
        4)   Proposed maximum aggregate value of transaction:_______________
        5)   Total fee paid:________________________________________________

 [X]  Fee paid previously with preliminary materials.

 [ ]  Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1)   Amount Previously Paid:  N/A
                                      --------------------------------------
        2)   Form, Schedule or Registration Statement No.:  N/A
                                                            ----------------
        3)   Filing Party:  N/A
                            ------------------------------------------------
        4)   Date Filed:  N/A
                          --------------------------------------------------
                                 Page 1 of 87


                       NATIONAL TECHNICAL SYSTEMS, INC.
                           24007 Ventura Boulevard
                         Calabasas, California 91302

                           NOTICE OF ANNUAL MEETING

 To the Stockholders:

           Notice is hereby given that the annual meeting of stockholders of National Technical Systems, Inc., a Delaware corporation (the "Company"), will be held at the Company's Rye Canyon Test Facility, 25100 Rye Canyon Road, Building #202, Valencia, California 91355, on Friday, June 28, 1996 at 11:00 A.M. for the following purposes:

          1.   To elect three directors for terms expiring in 1999;

          2. To approve the change of the Company's state of incorp-oration from Delaware to California through a merger of the Company with and into a newly formed California subsidiary, and the conversion of each outstanding share of Common Stock of the Company into a corresponding share of Common Stock of the surviving corporation. Approval of the Company's change of domicile will also constitute approval of all of the provisions set forth in the Articles of Incorporation and Bylaws of the California company and certain other matters, as described in the Proxy Statement attached hereto;

           3. To ratify Ernst & Young as auditors for the year ending January 31, 1997; and

           4. To transact such other business and to consider and take action upon any and all matters that may properly come before the meeting or any adjournment or adjournments thereof. Management has no information of any such other matters.

           Pursuant to the provisions of the Company's Bylaws, the Board of Directors has fixed the close of business on May 20, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

           Financial information concerning the Company is contained in the Annual Report for the fiscal year ended January 31, 1996, which accompanies this Notice of Annual Meeting.

           If you are unable to attend the meeting in person, please execute the enclosed Proxy and return it in the enclosed self-addressed, stamped envelope. If you later find that you can be present, you may, if you wish, vote in person, or you may revoke your proxy or file a new proxy bearing a later date with the Secretary at any time before the voting.

                                         By Order of the Board of Directors

                                         Harold Lipchik
                                         Secretary
 Dated:  May 30, 1996
                                 Page 2 of 87
                       NATIONAL TECHNICAL SYSTEMS, INC.
                           24007 Ventura Boulevard,
                         Calabasas, California 91302
                            _____________________

                               PROXY STATEMENT
                            _____________________

                                 SOLICITATION

           The accompanying Proxy is solicited by the Board of Directors for use at the annual meeting of stockholders to be held on Friday, June 28, 1996, or any adjournment thereof. A Proxy may be revoked by the person giving it at any time before it is exercised, either by giving another proxy bearing a later date or by notifying the Secretary of the Company in writing of such revocation. The giving of the Proxy will not affect your right to vote in person if you later should find it convenient to attend the meeting. The Proxy will be voted in accordance with the specifications made.

           The Company will bear the entire cost of preparing, assembling, printing, and mailing this Proxy Statement, the Proxy, and any additional material which may be furnished to stockholders by the Company. Copies of solicitation material may be furnished to brokerage houses, fiduciaries, and custodians to forward to their principals, and the Company may reimburse them for their expenses in so doing. The Company does not expect to pay any commission or remuneration to any person for solicitation of proxies.

           This Proxy Statement and the Proxy are being mailed to stockholders on or about May 30, 1996.

           Solicitation may be made by mail, personal interview, telephone, and telegraph by officers and regular employees of the Company.

           The close of business on May 20, 1996, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

           The outstanding voting securities of the Company at May 20, 1996, consisted of 6,702,990 shares of $.01 par value Common Stock. Each share is entitled to one vote. Cumulative voting is not permitted for the election of directors or otherwise.

           The presence in person or by proxy of the holders of a majority of the shares entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting.

           A plurality of the votes cast in person or by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of shares of Common Stock representing a majority of votes is required for the change of domicile of the Company from Delaware to California and the ratification of Ernst & Young as auditors for the year ending January 31, 1997 and the approval of such other matters as may properly come before the Annual Meeting.




                                 Page 3 of 87
           Abstention and broker non-votes have the same effect as votes against proposals presented to stockholders other than the election of directors. They have no effect on the election of directors. A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

           The following tabulation indicates as of May 20, 1996, those persons known to the Company to be beneficial owners of five percent or more of the Company's Common Stock.

 Name and Address of                Number of Shares         Percent
 Beneficial Owner                  Beneficially Owned<F1>    of Class
 -------------------               ----------------------    --------

 Aaron Cohen....................         1,151,671             17.2%
   P.O. Box 1960
   Fontana, California 92334

 Jack Lin.......................         1,144,875<F2>         17.0%
   24007 Ventura Boulevard
   Calabasas, California 91302

 Luis A. and Jacqueline E.
  Hernandez<F3>.................           430,425              6.4%
   3069 Misty Harbor
   Las Vegas, Nevada 89117

 Arthur Edelstein...............           350,551              5.2%
   24007 Ventura Boulevard
   Calabasas, California 91302


 [FN]

 <F1>Includes shares covered by options that are exercisable within 60 days as follows: Cohen, 10,000, Lin, 25,000, and Edelstein, 32,659 and shares in the National Technical Systems Employee Stock Ownership Plan, as follows: Lin 6,456 and Edelstein 4,679.

 <F2> Pursuant to an Interlocutory Judgment of Dissolution of Marriage
      between Jack Lin and Lilyan P. Lin dated August 9, 1978, Mr. Lin has Ms. Lin's Proxy to vote all shares of the Company owned by the latter, so long as certain conditions set forth in the Judgment continue to be met by Mr. Lin. Mr. Lin and Ms. Lin also have cross rights of first refusal to purchase the other's shares when proposed to be sold in a private transaction. Mr. Lin's 1,144,875 shares includes Ms. Lin's 77,042 shares of the Common Stock of the Company.

 <F3> This information is based on a Schedule 13D filed with the Securities and Exchange Commission on or about November 13, 1995.



                                 Page 4 of 87

           To the knowledge of management, no other person owns beneficially as much as 5% of the outstanding stock of the Company. The tabulation under "Nomination and Election of Directors" indicates the number of shares owned beneficially by each nominee as of the record date. The directors and executive officers of the Company, as a group (10 persons), owned beneficially (including shares owned by Lilyan P. Lin and subject to Mr. Lin's proxy) as of the record date a total of 1,849,592 shares, or 27.0% of the outstanding stock. Mr. Cohen, a consultant to the Company, owns an additional 17.2% of the outstanding stock. See "Certain Transactions."


                            ELECTION OF DIRECTORS

           The Board of Directors of the Company currently consists of nine members, who are divided into three classes. Directors are elected for terms of three years. At the Annual Meeting, the term of office of the Class III directors will expire and three directors will be elected to serve for a term of three years and until their respective successors are elected.

           The Board intends to cause the nomination of the three persons named below for election as directors. The directors will be elected by the holders of the Common Stock. The persons named as proxy holders in the accompanying form of proxy have advised the Company that they intend at the Annual Meeting to vote the shares covered by proxies held by them for the election of the nominees named below. If any or all of such nominees should for any reason become unable to serve or for good cause will not serve, the persons named in the accompanying form of proxy may vote for the election of such substitute nominees, and for such lawful term or terms, as the Board may propose. The accompanying form of proxy contains a discre-tionary grant of authority with respect to this matter. The Board of Directors has no reason to believe the nominees named, or any of them, will be unable to serve if elected.

           No arrangement or understanding exists between any of the nominees and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee.

           The names of the nominees for Class III director and the Class I and Class II directors who will continue in office after the Annual Meeting until the expiration of their respective terms, together with certain information regarding them, including the amount of Common Stock beneficially owned by them, are as follows:














                                 Page 5 of 87

                                                                         Common
Stock of
                                                                         the
Company
                                                               Year
Beneficially
                                                               Term      owned
as of
                                                   Director    Will      May
20, 1996      Percent
 Name                  Age   Position or Office    Since       Expire
<F1><F2>          of Class
 ----                  ---   ------------------    --------    ------
- ---------------   --------
 Nominees for
 Class III Directors
 -------------------
 Aloysius Casey        64    Chairman of the       1988        1999<F*>
18,036        <F**>
                             Board of the Company

 Jack Lin              63    President and Chief   1975        1999<F*>
1,144,875        17.0%
                             Executive Officer of
<F3><F4>
                             the Company;
                             Director

 Robert Lin            38    Founder and           1988        1999<F*>
107,667         1.6%
                             President of the
                             Trilin Group, Inc.;
                             Director
 Directors Continuing
 in Office
 --------------------
 Class I Directors
 -----------------
 Richard Short         53    Senior Vice           1988        1997
96,645         1.4%
                             President of the
                             Company; Director

 William Traw          57    Senior Vice           1988        1997
57,570        <F**>
                             President of the
                             Company; Director

 William McGinnis      38    Vice President of     1994        1997
23,670        <F**>
                             the Company;
                             Director

 Class II Directors
 ------------------
 Ralph Clements        63    President of          1975        1998
1,759        <F**>
                             Clements and
                             Associates; Director

 Harry Derbyshire      70    Chairman of the       1983        1998
6,000        <F**>
                             Board of J.C. Carter
                             Company, Inc.;
                             Director

 Arthur Edelstein      58    Executive Vice        1980        1998
350,551         5.2%
                             President of the
                             Company; Director


                                 Page 6 of 87

 [FN]
 <F*>      If elected at the annual meeting
 <F**>     Less than 1%

 <F1>      Includes shares covered by options exercisable within 60 days, as follows:  J. Lin, 25,000; R. Lin, 13,610; Short, 11,250; Traw,
           18,173; McGinnis, 21,858; Clements, 1,250; and Edelstein, 32,659.

 <F2>      Includes shares in the National Technical Systems Employee Stock
           Ownership Plan, as follows: J. Lin, 6,456; Short, 2,917; Traw, 3,057; McGinnis, 1,812; and Edelstein, 4,679.

 <F3>      Does not include 11,238 shares owned by Mr. J. Lin's family other than shares owned by R. Lin. Mr. Lin disclaims any beneficial interest in shares owned by his respective family members.

 <F4>      Includes 77,042 shares owned by Mr. J. Lin's former wife, the voting rights of which are subject to Mr. Lin's proxy. See "Security Ownership of Certain Beneficial Owners."


           General Casey retired from the United States Air Force on July 1, 1988 after a 34-year career. At the time of his retirement he was the Commander of the Space Division, Air Force Systems Command, Los Angeles Air Force Base, California.

           Mr. Jack Lin is a founder and President of the Company and has been associated with the Company and its predecessors continuously since 1961.

           Mr. Robert Lin is a founder and President, of Trilin Group, Inc., a privately-owned manufacturer and distributor of products for the advertising specialty and premium markets. Robert Lin is the son of Jack Lin.

           Mr. Short is a Senior Vice President of the Company and has been associated with the Company and its predecessors continuously since 1961.

           Mr. Traw is a Senior Vice President of the Company and has been associated with the Company and its predecessors continuously since 1963.

           Mr. McGinnis is a Vice President of Company and has been associated with the Company since 1980.

           Mr. Clements has been President of Clements and Associates, a Sherman Oaks, California management consulting firm, for more than five years.

           Mr. Derbyshire has since January 1987 been Chairman of the Board of J. C. Carter Company, Inc., a manufacturer of aerospace products. Prior to his retirement in 1985, Mr. Derbyshire was Executive Vice President, Chief Financial Officer and a director of Whittaker Corporation, a Los Angeles, California aerospace company.



                                 Page 7 of 87


           Mr. Edelstein is Executive Vice President of the Company and has been associated with the Company and it predecessors continuously since 1961.

           The Board of Directors of the Company held four regular and two special meetings during the last fiscal year. No Director attended fewer than 75% of the meetings of the Board or of the Committees of which he was a member.

           The Company's Board of Directors has an Audit Committee which consists of Messrs. Casey, Clements and Derbyshire. The function of the Audit Committee is to meet with the independent certified public accountants engaged by the Company to review (a) the scope and findings of the annual audit, (b) accounting policies and procedures and the Company's financial reports, and (c) the internal controls employed by the Company. The Audit Committee held two meetings during the year.

           The Compensation Committee of the Board of Directors considers and makes recommendations to the Board of Directors on salaries, bonuses, stock options and other forms of compensation for the Company's executive officers. The Compensation Committee, which consists of Messrs. Clements and Derbyshire, met twice during the year.

           The Stock Option Committee, which consists of Messrs. Casey and Derbyshire, met twice during the year.

           The Nominating Committee which consists of Messrs. Derbyshire and
 J. Lin selects nominees for election to the Board of Directors. The Nominating Committee met once during the year.

           Directors, other than employee-directors who receive no additional compensation for serving on the Board, receive an annual retainer of $10,000. In his capacity as Chairman of the Board, Mr. Casey is paid an annual fee of $36,000. Directors also are reimbursed for expenses which they reasonably incur in the performance of their duties as directors of the Company. During the fiscal year ended January 31, 1996, a total of $7,020 was paid to Ralph Clements for consulting services.


 EXECUTIVE OFFICERS OF THE COMPANY

                The only officer of the Company who is not a director is Mr. Lloyd Blonder who is Senior Vice President and Chief Financial Officer. Mr. Blonder is 56 years of age and has been associated with the Company since 1983.


 EXECUTIVE COMPENSATION

           The following information is furnished with respect to the Chief Executive Officer and the other most highly compensated executive officers of the Company whose aggregate direct remuneration from the Company during the fiscal year ended January 31, 1996 exceeded $100,000.





                                  Page 8 of 87

                                       SUMMARY COMPENSATION TABLE
                                                                     Long Term
Compensation

- ----------------------
                                  Annual Compensation
Awards
                                 ---------------------
- ----------------------

             All

             Other
   Name and                                             Other Annual
Restricted             Compen-
   Principal              Annual                        Compensation Stock
Awards  Options/  sation
   Position                Year  Salary ($)  Bonus ($)  ($)<F1>           ($)
  SARs (#)    ($)
 -------------            ------ ----------  ---------  ------------
- -----------  --------  ------
 Jack Lin                 1996    275,357     24,000       14,457<F2>        0
       0        0
   President and Chief    1995    289,170          0            0            0
       0        0
   Executive Officer      1994    261,564      8,000       12,115<F3>        0
       0        0

 Arthur Edelstein         1996    174,126     16,000            0            0
       0        0
   Executive Vice         1995    160,429          0            0            0
       0        0
   President              1994    166,417      4,500            0            0
       0        0

 Richard Short            1996    111,393     12,000            0            0
       0        0
   Senior Vice President  1995    110,000          0            0            0
       0        0
                          1994    108,010      4,500            0            0
       0        0

 William Traw             1996    111,393     12,000            0            0
       0        0
   Senior Vice President  1995    110,000          0            0            0
       0        0
                          1994    103,858      4,500            0            0
       0        0

 Lloyd Blonder            1996    105,553     12,000            0            0
       0        0
   Senior Vice President  1995    105,000          0            0            0
       0        0
   and Chief Financial    1994    102,688      4,500            0            0
       0        0
   Officer

 [FN]

 <F1> Does not include perquisites or personal benefits which are the lesser of $50,000 or 10% of total annual salary and bonus reported for the named Executive Officer.
 <F2> Fair market value of 9,638 shares of restricted National Technical
      Systems, Inc. common stock at a value of $14,457 taken in lieu of cash compensation.
 <F3> Fair market value of 10,202 shares of restricted National Technical
      Systems, Inc. common stock at a value of $12,115 taken in lieu of cash compensation.













                                 Page 9 of 87


                     REPORT OF THE COMPENSATION COMMITTEE

           The Compensation Committee of the Board of Directors (the "Compensation Committee") is composed of the two independent, non-employee directors named below. See the description of the Compensation Committee functions above.

           COMPENSATION POLICIES. Policies governing the compensation of the Company's executives are established and monitored by the Compensation Committee. All decisions relating to the compensation of the Company's executives during fiscal year 1996 were made by the Compensation Committee.

           In administering its compensation program, the Compensation Committee follows its belief that compensation should reflect the value created for stockholders while supporting the Company's strategic goals. In doing so, the compensation programs reflect the following themes:

           1. The Company's compensation programs should be effective in attracting, motivating, and retaining key executives;

           2. There should be a correlation among the compensation awarded to an executive, the performance of the Company as a whole, and the executive's individual performance;

           3. The Company's compensation programs should provide the executives with a financial interest in the Company similar to the interests of the Company's stockholders; and

           4. The Company's compensation program should strike an appropriate balance between short and long term performance objectives.

           The Company's executives are compensated through a combination of salary, performance bonuses, and grants of stock options under the Option Plans. The annual salaries of the executives are reviewed from time to time and adjustments are made where necessary in order for the salaries of the Company's executives to be competitive with the salaries paid by similar companies. Performance bonuses, where appropriate, are generally determined after the end of the Company's fiscal year based on an assessment of the Company's results and the level of an individual's particular performance for that year. Stock option grants are considered by the Stock Option Committee from time to time.

           CHIEF EXECUTIVE OFFICER'S COMPENSATION. Mr. Lin's compensation is determined pursuant to the principles noted above. The last salary increase Mr. Lin received was in June 1993.

           POLICY WITH RESPECT TO INTERNAL REVENUE CODE SECTION 162(M). In 1993, the Internal Revenue Code of 1986 (the "Code") was amended to add
 Section 162(m). Section 162(m), and regulations thereunder adopted in 1995, place a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company's most highly compensated officers. Section 162(m) does not, how-ever, disallow a deduction for qualified "performance-based compensation"




                                Page 10 of 87

 the material terms of which are disclosed to and approved by stockholders. At the present time, the Company's executive officer compensation levels are substantially below the $1,000,000 pay limit and the Company believes that it will most likely not be affected by the regulation in the near future. Where appropriate in light of specific compensation objectives, the Board intends to take necessary actions in the future to minimize the loss of tax deductions related to compensation.

                                         COMPENSATION COMMITTEE


                                         Ralph Clements
                                         Harry Derbyshire













































                                Page 11 of 87
           The following table sets forth information concerning the exercise of stock options during the fiscal year ended January 31, 1996 by each of the named executive officers and the fiscal year end spread on unexercised "in-the-money" options.


                          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                     AND FY-END OPTION/SAR VALUES
                                                Number of
                                               Unexercised
Value of
                                               In-the-Money
Unexercised In-the-
                   Shares      Value         Options/SARs at           Money
Options/SARs
                 Acquired on  Realized           FY-End(#)              at
FY-End ($)<F2>
 Name            Exercise(#)  ($) <F1>    Exercisable Unexercisable
Exercisable Unexercisable
 ---------       -----------  --------    ----------- -------------
- ----------- -------------

 Jack Lin               -           -       25,000      25,000           -
    -

 Art Edelstein          -           -       32,659      10,000        $22,198
    -

 Richard Short          -           -       39,732      11,250        $29,805
    -

 William Traw           -           -       18,173      16,250        $13,005
    -

 Lloyd Blonder          -           -       10,250      16,750        $ 4,328
    -


 [FN]
 <F1> Market Value of underlying securities at exercise date, minus the exercise or base price of "in-the-money" options/SARs. "Value Realized" is on a pre-tax basis.

 <F2> Represents the difference between the closing price of the Company's
      Stock on January 31, 1996 and the exercise price of the options.




















                                Page 12 of 87

                        STOCK PRICE PERFORMANCE GRAPH

           The following graph shows a five-year comparison of cumulative total returns on investment for the Company, the Russell 2000 Index and the S&P High Tech Composite Index. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                                          Cumulative Total Return
                               -------------------------------------------
                                1/91   1/92   1/93   1/94    1/95    1/96
                               -------------------------------------------
 National Technical Sys Inc      100    100    139    292     227     206

 Russell 2000                    100    145    164    195     183     238

 S & P High Tech Composite       100    107    112    137     153     227




                       COMPLIANCE WITH SECTION 16(a) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

           The Company's officers, directors and consultants are required to file initial reports of ownership and reports of change in ownership with the Securities and Exchange Commission. Officers and directors are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

           Based solely on information provided to the Company by individual officers, directors and consultants, the Company believes that during fiscal 1996 all filing requirements applicable to officers and directors have been complied with.


                             CERTAIN TRANSACTIONS

           During the fiscal year ended January 31, 1996, Aaron Cohen, beneficial owner of 1,151,671 shares or 17.2% of the Common Stock, was paid consulting fees by the Company in the amount of $97,585 in cash and $1,800 in the Company's Common Stock which represented 1,200 shares.
















                                Page 13 of 87


                         PROPOSAL REGARDING REINCORPORATION

 General
 -------
          The Board of Directors has unanimously approved a proposal (the "Reincorporation") to change the Company's state of incorporation from Delaware to California. The Board of Directors believes the
 Reincorporation is in the best interests of the Company and its stockholders.

          The primary purpose of the proposed change in domicile is to avoid having to continue to pay Delaware's annual franchise tax. For the year ended January 31, 1996, the Company paid to the State of Delaware a franchise tax totaling $19,200. The Company anticipates having to pay the same amount or more in franchise taxes for future years if it continues as a Delaware corporation. As a result of the Reincorporation, the Company will become subject to California's annual franchise tax, which will be substantially less than the Delaware annual franchise tax.

          If the Reincorporation is effected, certain changes in director, officer and stockholder rights will occur as a result of the Company being incorporated under the General Corporation Law of the State of California (the "CGCL") instead of the Delaware General Corporation Law (the "DGCL"). For information regarding those and other material differences between California Law and Delaware Law, see "Significant Differences Between the Corporation Laws of California and Delaware."

          In the event the Reincorporation proposal is not adopted by the Company's stockholders, the Company will continue to operate as a Delaware corporation and be subject to Delaware's annual franchise tax.


 Merger of the Company into Newly Formed California Subsidiary
 -------------------------------------------------------------
          The proposed Reincorporation would be accomplished by merging (the "Merger") the Company into a newly formed California subsidiary, which is named NTS Merger Corporation (the "California Company"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Appendix "A" to this Proxy Statement. The California Company was incorporated in California on May 29, 1996 specifically for purposes of the Reincorporation and has conducted no business and has no material assets or liabilities. As of the effective date of the Merger, the California Company's name will change to National Technical Systems, Inc. The California Company's principal executive offices are located at 24007 Ventura Boulevard, Calabasas, California 91302; telephone (818) 591-0776.











                              Page 14 of 87




 The Reincorporation would not result in any change in the Company's business, management, directors, capitalization, assets or liabilities and would not result in any relocation of management or other employees.


 Certain Consequences of the Merger
 ----------------------------------
          EFFECTIVE TIME. The Merger will take effect on the later of the times (the "Effective Time") on which a Certificate of Ownership and Merger is filed with the Secretary of State of Delaware and Agreement and Plan of Merger is accepted for record by the California Secretary of State ("California Secretary"), which filings are anticipated to be made as soon as practicable after the Reincorporation proposal is approved by the stockholders of the Company. At the Effective Time, (i) the separate corporate existence of the Company will cease, (ii) the California Company will succeed, to the fullest extent permitted by law, to all of the business, assets and liabilities of the Company, and (iii) stockholders of the Company will become shareholders of the California Company.

          MANAGEMENT AFTER THE MERGER. Immediately after the Merger, members of the Board of Directors of the California Company (the "California Board of Directors") will be composed of the then current members of the Board of Directors of the Company. The current members of the Board of Directors will continue to hold office as directors of the California Company for the same terms for which they would otherwise have served as directors of the Company. See "Election of Directors."

          CONVERSION OF COMMON STOCK. As a result of the Reincorporation, each outstanding share of Common Stock of the Company will automatically be converted into one share of Common Stock of the California Company (the "California Common Stock") and the outstanding shares of California Common Stock owned by the Company will be surrendered and extinguished. Each certificate representing issued and outstanding shares of Common Stock of the Company will continue to represent the same number of shares of California Common Stock. Other than changes due to the differences between Delaware and California law (see "Significant Differences Between the Corporation Laws of California and Delaware"), there will be no material changes in the rights, preferences and privileges of holders of the Common Stock as a result of the Reincorporation. The California Common Stock will trade in the over-the-counter market and be quoted on the NASDAQ National Market System under the same symbol as the Company's Common Stock.

          NUMBER OF SHARES OUTSTANDING. The number of outstanding shares of California Common Stock immediately following the Merger will equal the











                                Page 15 of 87




 number of shares of Common Stock of the Company outstanding immediately prior to the Effective Time.

          EMPLOYEE AND DIRECTOR STOCK PLANS. The 1994 stock option plan (the "1994 Plan"), will be continued by the California Company following the Merger. Approval of the proposed Reincorporation will constitute approval of the adoption and assumption of the 1994 Plan by the California Company. In addition, the California Company will assume all options outstanding under the 1994 Plan and under previously expired plans.

          FRANCHISE TAX. As a result of the Reincorporation, the California Company will not be subject to Delaware's annual franchise tax. For the year ended January 31, 1996, the Company paid to the State of Delaware an annual franchise tax totaling $19,200. The Company anticipates having to pay the same amount or more in franchise taxes for future years if it continues as a Delaware corporation. Although the Company will be subject to California franchise taxes as a result of the Reincorporation, such taxes will be substantially less than the Delaware franchise tax.

          FEDERAL INCOME TAX CONSEQUENCES. The Reincorporation is intended to be tax free under the Code. Accordingly, no gain or loss will be recognized by the holders of shares of the Company's Common Stock as a result of the Reincorporation, and no gain or loss will be recognized by the Company or the California Company. Each former holder of shares of the Company's Common Stock will have the same basis in the California Common Stock received by such holder pursuant to the Reincorporation as such holder has in the shares of the Company's Common Stock held by such holder at the Effective Time. Each stockholder's holding period with respect to the California Common Stock will include the period during which such holder held the shares of the Company's Common Stock, provided the Company's Common Stock was held by such holder as a capital asset at the Effective Time. The Company has not obtained a ruling from the Internal Revenue Service with respect to the Federal income tax consequences of the Reincorporation.

          The foregoing is only a summary of certain federal tax consequences. Stockholders should consult their own tax advisers regarding the federal tax consequences of the Reincorporation as well as any consequences under the laws of any other jurisdiction.

 Accounting Treatment of the Merger
 ----------------------------------
          Upon consummation of the Merger, all assets and liabilities of the Company will be transferred to the California Company at book value because the Merger will be accounted for as a pooling of interests.

 Appraisal Rights
 ----------------
          Delaware law provides that stockholders of a Delaware corporation do not have appraisal rights when a Delaware corporation whose shares are designated as a national market system ("NMS") security on an inter-dealer






                                Page 16 of 87

 quotation system by the National Association of Securities Dealers, Inc. (the "NASD") merges with another corporation and receives stock of the surviving corporation. Consequently, because the Common Stock is designated as a NASD NMS security, appraisal rights are not available to stockholders of the Company with respect to the Reincorporation.

 Approval Required for Reincorporation
 -------------------------------------
          Under Delaware law, the affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of the Reincorporation. The Reincorporation is subject to certain conditions, including that no proceeding challenging or seeking to prevent, enjoin, alter or materially delay the Reincorporation is pending or threatened.
 The Reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after stockholder approval has been obtained, if in the opinion of the Board of Directors of the Company, circumstances arise that make such action advisable.

 Significant Differences Between the Corporation Laws of
 California and Delaware
 -------------------------------------------------------
          As a Delaware corporation, the Company is incorporated under and subject to the DGCL, a general corporation statute governing a wide variety of matters, including election, tenure, duties and liabilities of directors and officers, dividends, distributions, meetings of stockholders, and extraordinary actions, including amendments to the certificate of incorporation, mergers, sales of all or substantially all of the assets and dissolution. The Company also is governed by its Restated Certificate of Incorporation, as amended (the "Delaware Charter") and its Restated Bylaws (the "Delaware Bylaws").

          As a California corporation, the California Company is incorporated under and subject to the CGCL, a general corporation statute covering generally the same matters as are covered by the DGCL, and by its Articles of Incorporation (the "California Charter") and Bylaws (the "California Bylaws"). The material differences between the DGCL and the CGCL and among the various charters and bylaws are summarized below. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the DGCL and the CGCL and also to the Delaware Charter, the Delaware Bylaws, the California Charter and the California Bylaws. Copies of the Delaware Charter and the Delaware Bylaws and the expected forms of the California Charter and the California Bylaws are attached to this Proxy Statement as Appendices "B," "C," "D" and "E," respectively.

          LIMITATION OF LIABILITY AND INDEMNIFICATION. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting limitation of liability and indemnification.

          The Restated Certificate of Incorporation of the Company, as amended, eliminates the liability of directors except in certain circumstances as set forth under Delaware law. Under Delaware law, such


                                Page 17 of 87
 provision may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit a director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

          The Articles of Incorporation of the California Company eliminate the liability of directors to the Company to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interest of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit;
 (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and
 (g) liability for improper distributions, loans or guarantees.

          Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of the disinterested directors, by independent legal counsel or by the stock-holders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any deriva-tive action in which such person is adjudged liable for negligence or mis-conduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemni-fied has successfully defended the action on the merits or otherwise.

          California law also permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval.

          Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation

                                Page 18 of 87
 and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action. California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Delaware law which requires indemnification relating to a successful defense on the merits or otherwise).

          Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. The Delaware Bylaws currently authorize the Company's board of directors to enter into indemnification contracts with any director, officer, employee or agent of the Company, and the Company has entered into such indemnification agreements with its officers and directors.

          California corporations may include in their articles of incorporation a provision which extends the scope of indemnification through agreements, bylaws, or other corporate action beyond that specifically authorized by statute.

          Currently, there are no actions pending against officers or directors of the Company in their capacities as such.

          The limitation of liability and indemnification provisions of Delaware law, and not California law, will apply to actions of the directors and officers of the Company made prior to the proposed Reincorporation. The board of directors of the Company recognizes that Delaware law provides slightly expanded indemnification provisions and limitations on liability. However, the board of directors believes that the limitations on liability and indemnification provisions under California law are adequate and that any slight advantage conferred by Delaware law does not justify the additional franchise tax burden on the Company in Delaware. The Company's board believes that the overall effect of the Reincorporation will enhance the interests of the Company and its stockholders.

          CUMULATIVE VOTING. Under California law, if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Under California law, corporations such as the California Company that will have 800 or more shareholders of record and have their stock listed on the NASD National Market may eliminate such cumulative voting rights in their articles and bylaws. Both the California Charter and the California Bylaws have eliminated cumulative voting rights. Cumulative voting is not available under Delaware law unless specifically provided for in a corporation's certificate of incorporation. The Delaware Charter does not provide for cumulative voting.

          SIZE OF THE BOARD OF DIRECTORS. Under Delaware law, the number of directors of a corporation, or the range of authorized directors, may be fixed or changed by the board of directors acting alone, by amendment to the corporation's bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation, in which cases stockholder approval is required. The


                                Page 19 of 87
 Delaware Bylaws establish the number of directors at nine, divided into three classes, as nearly equal in number as reasonably possible, and the Delaware Charter authorizes the board of directors to adopt, amend or repeal the Bylaws. The board does not have this power under California law.

          Under California law, the number of directors of a corporation may be fixed in the articles of incorporation or bylaws of a corporation, or a range may be established for the number of directors, with the board of directors given authority to fix the exact number of directors within such range. The California Bylaws also establish the number of directors at nine, and also divide the directors into three classes with each class consisting of three directors.

          POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS. Under California law, a special meeting of shareholders may be called by the board of directors, the chairman of the board, the president, the holders of shares entitled to cast not less than ten percent of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Delaware Charter and the Delaware Bylaws contain provisions granting holders of 10% or more of the outstanding voting power of the Company the right to call a special meeting of stockholders.

          WRITTEN CONSENT OF SHAREHOLDERS. Both the CGCL and DGCL provide that the stockholders of a corporation may take action by written consent without a meeting, unless the corporation's charter documents provide otherwise. Both the California Charter and the Delaware Charter do not contain any provisions prohibiting actions by written consent and, accordingly, the shareholders of the California Company may take action by written consent without a meeting as before.

          INSPECTIONS OF SHAREHOLDERS LIST. Both California and Delaware law allow any stockholder to inspect the stockholders list for a purpose reasonably related to such person's interest as a stockholder. California law provides, in addition, for an absolute right to inspect and copy or obtain from the transfer agent for the corporation the corporation's shareholder list by persons holding an aggregate of five or more percent of a corporation's voting shares, or shareholders holding an aggregate of 1% or more of such shares who have filed a Schedule 14A with the Securities and Exchange Commission relating to the election of directors. Delaware law does not provide for any such absolute right of inspection, and no such right is granted under the Delaware Charter or Delaware Bylaws. Greater access to shareholder records, even though unrelated to the shareholder's interest as a shareholder, could result in a shareholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the California Company.

          AMENDMENT OF BYLAWS. Under Delaware law, the bylaws may be amended only by the stockholders, unless the corporation's certificate of incorporation confers the power to amend the bylaws on the directors also. The Delaware Charter authorizes directors to amend the Delaware Bylaws. Under California law, bylaws may be amended by shareholders holding a majority of the outstanding shares, or by the board, except that if the number or a range of directors are specified in the bylaws, this provision can be changed only with the approval of the shareholders. Shareholders

                                Page 20 of 87

 can adopt or amend bylaw provisions to limit the ability of the board to amend the bylaws.

          AMENDMENT OF CERTIFICATE OR ARTICLES OF INCORPORATION. Under both Delaware and California law, a corporation's charter documents may be amended only if such amendment is approved by the Board and by a majority of the shareholders. In addition, under both Delaware and California law, if a corporation has more than one class or series of stock outstanding, certain amendments that would affect the rights of such class or series require the vote of a majority of the shares of such class or series. "Supermajority" requirements (requirements of a vote of more than a majority of the shares) are permitted under both California and Delaware law. However, California law provides that, for a corporation with outstanding shares held of record by 100 or more persons, such provision
 (1) cannot require a vote higher than 66 2/3%, (2) must be approved by at least as large a proportion of the outstanding shares as the supermajority provision requires, and (3) automatically expires after two years unless renewed pursuant to a shareholder vote.

          DIVIDENDS AND REPURCHASES OF SHARES. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital of the corporation represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

          Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless either the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1.25 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1.25 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

          SHAREHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS. In the last several years, a number of states (but not California) have adopted special laws designed to subject to shareholder approval certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders. Under Section 203 of the DGCL ("Section 203"), certain "business combinations" with "interested shareholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met. With certain exceptions, an interested shareholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including


                                Page 21 of 87
 any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. However, a Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by majority shareholder vote and may not be further amended by the board of directors. The Delaware Charter and the Delaware Bylaws have not elected to not be governed by Section 203.

          LOANS TO OFFICERS AND EMPLOYEES. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. In addition, under California law, shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. The California Bylaws authorize such loans or guaranties. Under Delaware law, a corporation may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

          DISSOLUTION. Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, in which case a simply majority may approve the dissolution, the dissolution must be approved by shareholders holding 100% of the total voting power of the corporation. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. The Delaware Charter contains no such supermajority voting requirement, however, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of the Company which had previously been approved by its Board of Directors.

          APPRAISAL RIGHTS. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the "fair value" (Delaware) or "fair market value" (California) of his or her shares, as determined by a court, in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either designated as a NMS security on an inter-dealer quotation system by the NASD or are held of record by more than 2,000 holders if such


                                Page 22 of 87
 shareholders receive only shares of the surviving corporation or shares of any other corporation which are either designated as a NMS security on an inter-dealer quotation system by the NASD or held of record by more than 2,000 holders, plus cash in lieu of fractional shares, or (c) to share-holders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met. Consequently, because the Common Stock is designated as a NASD NMS security, appraisal rights are not available to stockholders of the Company with respect to the Reincorporation.

          The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. California law also generally affords appraisal rights in sale of asset reorganizations.

             The Board unanimously recommends approval of the Reincorporation proposal.


                           RATIFICATION OF AUDITORS

           The Board of Directors has selected Ernst & Young as auditors for the Company for the year ending January 31, 1997. That firm became auditors for the Company during the fiscal year ended January 31, 1990.
 The Board recommends ratification of this action.

           Representatives of Ernst & Young are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from stockholders at the meeting.


                                OTHER MATTERS

           Management is not aware of any other matters to be presented for action at the meeting or any adjournment thereof. However, if any matters come before the meeting, it is intended that shares represented by Proxy will be voted in accordance with the judgment of the persons voting them.


                STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

           Any proposals of stockholders intended to be presented at the next annual meeting (to be held in June 1997) must be received by the Company at its principal executive office located at 24007 Ventura Boulevard, Calabasas, California 91302, not later than February 1, 1997.


                                Page 23 of 87
        P R O X Y

                        NATIONAL TECHNICAL SYSTEMS, INC.
                      BOARD OF DIRECTORS PROXY FOR ANNUAL
                            MEETING OF STOCKHOLDERS
                     Friday, June 28, 1996, at 11:00 a.m.


                  The undersigned hereby appoints Ralph Clements and Harry Derbyshire, and each of them, attorneys and agents with power of substitution, to vote, as designated below, all stock of the undersigned at the above meeting and at any adjournment or adjournments thereof.

        1.   Election of Directors

             FOR all nominees listed      WITHHOLD AUTHORITY
             below (except as marked      to vote for all nominees
             to the contrary below)       listed below [ ]
             [ ]

             Aloysius Casey, Jack Lin and Robert Lin

        (INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

        _______________________________________________________________


        2. To approve the change of the Company's state of incorporation from Delaware to California.
                  FOR [ ]        AGAINST [ ]              ABSTAIN [ ]


        3. To ratify the selection of Ernst & Young as auditors for the fiscal year ending January 31, 1997.
                  FOR [ ]        AGAINST [ ]              ABSTAIN [ ]



        4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.















                                Page 24 of 87

        IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR EACH OF THE PROPOSALS SET FORTH ABOVE.


                                 Dated__________________________, 1996


                                 ______________________________________
                                        Signature of Stockholder


                                 ______________________________________
                                        Signature of Stockholder


                                 Please sign exactly as your name
                                 appears hereon.  Please date, sign and
                                 return the Proxy promptly in the
                                 enclosed envelope.  When signing as
                                 attorney, executor, administrator,
                                 trustee or guardian, please give full
                                 title.  If the signature is for a
                                 corporation, please sign full
                                 corporate name by authorized officer.
                                 If the shares are registered in more
                                 than one name, all holders must sign.



        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

























                                Page 25 of 87

                                                       APPENDIX A

                         AGREEMENT AND PLAN OF MERGER
                         ----------------------------
                  THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement"), is entered into as of ___________, 1996, between NATIONAL TECHNICAL SYSTEMS, INC., a Delaware corporation ("NTS Delaware"), and NTS MERGER CORPORATION, a California corpora-tion ("NTS California"). NTS Delaware and NTS California are sometimes referred to herein as the "Constituent Corporations."

                  The authorized capital stock of NTS Delaware consists of 20,000,000 shares of Common Stock, par value, $.01 per share. The authorized capital stock of NTS California consists of 20,000,000 shares of Common Stock, without par value.

                  The directors of the Constituent Corporations deem it advisable and to the advantage of these corporations that NTS Delaware merge with and into NTS California upon the terms and conditions contained herein.

                  It is intended that the merger described in this Merger Agreement shall constitute a tax free reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

                  NOW, THEREFORE, the parties hereby adopt the plan of merger encompassed by this Merger Agreement and hereby agree that NTS Delaware shall merge into NTS California as herein provided.


                                   SECTION 1.

                              TERMS AND CONDITIONS
                             --------------------
                  1.1  MERGER.  Subject to compliance with all
        applicable laws and to the terms and conditions of this Merger
        Agreement, NTS Delaware shall be merged with and into NTS California, and NTS California shall be the surviving corpo-ration (the "Surviving Corporation"), effective as of the date when this Merger Agreement is filed with the Secretary of State of the State of Delaware (the "Effective Date").

                  1.2  SUCCESSION.  On the Effective Date, NTS
        California shall succeed to all of the rights, privileges, powers and property, including, without limitation, all rights, privileges, franchises, patents, trademarks, licenses, regis-trations and other assets of every kind and description, of NTS Delaware. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of NTS Delaware, its stockholders, Board of Directors, officers and agents which were valid and effective immediately prior to the Effective Date shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authoriza-

                                Page 26 of 87
        tions of NTS California and shall be as effective and binding thereon as the same were with respect to NTS Delaware.

                  1.3 STOCK OF NTS DELAWARE AND NTS CALIFORNIA. Upon the Effective Date, by virtue of the merger and without any further action on the part of the Constituent Corporations or their shareholders, each share of Common Stock of NTS Delaware issued and outstanding immediately prior to the Effective Date shall be changed and converted into and become one fully paid and nonassessable share of the Common Stock of NTS California.
         There will be no shares of capital stock of NTS California issued and outstanding immediately prior to the Effective Date.

                  1.4 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates that prior to that time represented shares of the Common Stock of NTS Delaware shall be deemed for all purposes to evidence ownership of and to represent the shares of NTS California into which the shares of NTS Delaware represented by such certificates have been converted as herein provided and shall be so registered on the books and records of NTS California or its transfer agents.
        The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to NTS California or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of NTS California evidenced by such outstanding certificate as provided above.


                                   SECTION 2.

                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS
                   -----------------------------------------

                  2.1  ARTICLES OF INCORPORATION AND BYLAWS.  The
        Articles of Incorporation and Bylaws of NTS California as in effect immediately prior to the Effective Date shall remain the Articles of Incorporation and Bylaws of the Surviving
        Corporation after the Effective Date.

                  2.2 DIRECTORS AND OFFICERS. The directors and officers of NTS California immediately prior to the Effective Date shall remain the directors and officers of the Surviving Corporation after the Effective Date until such time as successors are duly elected in accordance with the Bylaws of the Surviving Corporation and any applicable laws.

                                Page 27 of 87
                                    SECTION 3.

                                 MISCELLANEOUS
                                 -------------
                  3.1 FURTHER ASSURANCES. From time to time, as and when required by NTS California or by its successors and assigns, there shall be executed and delivered on behalf of NTS Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate and necessary in order to vest, perfect or confirm, of record or otherwise, in NTS California the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of NTS Delaware and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of NTS California are fully authorized in the name and on behalf of NTS Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                  3.2 AMENDMENT. At any time before the Effective Date, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of NTS California and NTS Delaware to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

                  3.3 ABANDONMENT. At any time before the Effective Date, this Merger Agreement may be terminated and the merger may be abandoned by the Board of Directors of either NTS Delaware or NTS California, notwithstanding the approval of this Merger Agreement by the stockholders of NTS Delaware, or the consummation of the merger may be deferred for a reasonable period if, in either case, in the opinion of the Board of Directors of either NTS Delaware or NTS California, such action would be in the best interests of such corporation, including, without limitation, the failure by the Constituent Corporations to obtain (i) any and all consents or approvals from any governmental agency having jurisdiction and other third parties that are required for the lawful consummation of the merger and
        (ii) the approval by the requisite vote of the stockholders of NTS Delaware in accordance with Delaware law.

                  3.4 GOVERNING LAW. This Merger Agreement shall be governed by and construed in accordance with the internal laws of the State of California.

                                Page 28 of 87
                  IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Boards of Directors of NTS Delaware and NTS California, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

                                 NATIONAL TECHNICAL SYSTEMS, INC.,
                                 a Delaware corporation



                                 By ___________________________________
                                      Jack Lin
                                      President



        ATTEST:




        ____________________________
        Harold Lipchik
        Secretary



                                 NTS MERGER CORPORATION,
                                 a California corporation



                                 By _______________________________
                                      Jack Lin
                                      President


        ATTEST:




        ____________________________
        Harold Lipchik
        Secretary

                                Page 29 of 87
            CERTIFICATE OF THE SECRETARY OF NTS MERGER CORPORATION,
                             A CALIFORNIA CORPORATION
            -------------------------------------------------------

                  I, Harold Lipchik, Secretary of NTS Merger
        Corporation, a California corporation ("NTS California"), do hereby certify as such Secretary, in accordance with the General Corporation Laws of the States of Delaware and California, that the form of Agreement and Plan of Merger (the "Agreement") to which this Certificate is attached, after having been first duly signed on behalf of NTS California by the President and Secretary under the corporate seal of NTS California, was duly approved and adopted by the sole shareholder of NTS California.

                  IN WITNESS WHEREOF, I have executed this Certificate this ____ day of _____________, 1996.


                                      ______________________________
                                      HAROLD LIPCHIK, SECRETARY

                                Page 30 of 87
              CERTIFICATE OF THE SECRETARY OF NATIONAL TECHNICAL
                                 SYSTEMS, INC.
                            A DELAWARE CORPORATION
              --------------------------------------------------
                  I, Harold Lipchik, Secretary of National Technical Systems, Inc., a Delaware corporation ("NTS Delaware"), do hereby certify as such Secretary, in accordance with the General Corporation Laws of the States of California and Delaware, that (i) the form of Agreement and Plan of Merger
        (the "Agreement") to which this Certificate is attached was duly submitted to the stockholders of NTS Delaware, (ii) the affirmative vote of a majority of all outstanding shares of Common Stock of NTS Delaware was required for approval of the Agreement and the merger by the stockholders of NTS Delaware,
        (iii) the stockholders approved the Agreement and the merger by the vote required, and (iv) the Agreement and the merger were thus duly approved by the owners of the outstanding shares NTS Delaware.

                  IN WITNESS WHEREOF, I have executed this Certificate this ____ day of ___________, 1996.



                                      ______________________________
                                      HAROLD LIPCHIK, SECRETARY

                                Page 31 of 87
                                                       APPENDIX B

                     RESTATED CERTIFICATE OF INCORPORATION
                      OF NATIONAL TECHNICAL SYSTEMS, INC.


                  NATIONAL TECHNICAL SYSTEMS, INC., a corporation organized and existing under the laws of the state of Delaware, hereby certifies as follows:

                  1. The name of this corporation is National Technical Systems, Inc. National Technical Systems, Inc., was originally incorporated under the same name, and the original Certificate of Incorporation of this corporation was filed with the Secretary of the State of Delaware on April 24, 1987.

                  2.   Pursuant to Section 245 of the General
        Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation.

                  3.   Pursuant to Section 242 of the General
        Corporation Law of the State of Delaware, the sole holder of all of the outstanding shares of this corporation has approved this Restated Certificate of Incorporation by written consent after the proposal of same by this corporation's Board of Directors.

                  4.   The text of the Restated Certificate of
        Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

                  FIRST:  The name of the Corporation is National
             Technical Systems, Inc. (hereinafter sometimes referred to as the "Corporation").

                  SECOND:  The address of the registered office of the
             Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at that address is The Corporation Trust Company.

                  THIRD:  The purpose of the Corporation is to engage
             in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

                  FOURTH:  The total number of shares which this
             Corporation shall have authority to issue is seven million five hundred thousand (7,500,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock").

                  FIFTH:  The following provisions are inserted for the
             management of the business and the conduct of the affairs

                                Page 32 of 87
             of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and shareholders:

                  A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

                  B. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

                  C.   Special meetings of shareholders of the
             Corporation may be called by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) or by the holders of 10% or more of the outstanding voting power of the Corporation.

                  SIXTH:

                  A. The number of directors shall initially be eight and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). The directors shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the 1988 annual meeting of shareholders, the term of office of the second class to expire at the 1989 annual meeting of shareholders and the term of office of the third class to expire at the 1990 annual meeting of shareholders. At each annual meeting of shareholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election.

                  B. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office though less than a

                                Page 33 of 87
             quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

                  C. Any director, or the entire Board of Directors, may be removed from office at any time, either without cause, or for cause, by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

                  SEVENTH:  The Board of Directors is expressly
             empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board). The shareholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation in the manner prescribed by the laws of the State of Delaware.

                  EIGHTH:  A director of this Corporation shall not be
             personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

                  Any repeal or modification of the foregoing
             provisions of this Article EIGHTH by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                  NINTH:  The Corporation reserves the right to amend
             or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon shareholders are granted subject to this reservation.

                                Page 34 of 87
                  TENTH:  The name and mailing address of the sole
             incorporator are as follows:

             Name                          Mailing Address
             ----                          ---------------
        James J. Slaby, Jr.           725 South Figueroa Street
                                      36th Floor
                                      Los Angeles, California 90017

             IN WITNESS WHEREOF, this Restated Certificate of
        Incorporation has been signed under the seal of the Company this 21st day of October, 1987.


                                 NATIONAL TECHNICAL SYSTEMS, INC.



                                 By /s/ Lloyd Blonder
                                    --------------------------------
                                    Lloyd Blonder, Vice President


        [seal]


        ATTEST:



        By /s/ James J. Slaby, Jr.
          --------------------------------
           James J. Slaby, Jr., Secretary

                                Page 35 of 87

                         CERTIFICATE OF AMENDMENT
                                     OF
                   RESTATED CERTIFICATE OF INCORPORATION
                                     OF
                      NATIONAL TECHNICAL SYSTEMS, INC.


               NATIONAL TECHNICAL SYSTEMS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

 DOES HEREBY CERTIFY:

 FIRST:   That at a meeting duly noticed and held, the Board of Directors of NATIONAL TECHNICAL SYSTEMS, INC. duly adopted a resolution setting forth a proposed amendment of the Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling for approval of said amendment by the stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Restated Certificate of Incorporation of this corporation be amended by amending Article Fourth thereof to read as follows:

               FOURTH: The total number of shares which this Corporation shall have authority to issue is twenty million (20,000,000) shares of Common Stock, par value one cent (.01) per share (the "Common Stock").

 SECOND: That thereafter, the stockholders of said corporation at a meeting duly noticed and held in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which a quorum was present, duly adopted said amendment.

 THIRD:   That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

 FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

 IN WITNESS WHEREOF, said NATIONAL TECHNICAL SYSTEMS, INC. has caused this certificate to be signed by Lloyd Blonder, its Senior Vice President, this 25th day of April 1995.



                    By:  /s/ Lloyd Blonder
                         ------------------------------------
                         Lloyd Blonder, Senior Vice President








                                Page 36 of 87
                                                       APPENDIX C


                        NATIONAL TECHNICAL SYSTEMS, INC.

                                RESTATED BYLAWS


                                    ARTICLE I

                                  STOCKHOLDERS

                  Section 1. ANNUAL MEETING. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen months subsequent to the later of the date of incorporation or the last annual meeting of stockholders.

                  Section 2. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes described in the notice of the meeting, may be called by the Board of Directors or by the holders of 10% or more of the outstanding voting power of the Corporation and shall be held at such place, on such date, and at such time as they or he or she shall fix. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice.

                  Section 3. NOTICE OF MEETINGS. Written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

                  When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty
        (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

                  Section 4.  QUORUM.  At any meeting of the
        stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or

                                Page 37 of 87
        by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law.

                  If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time.

                  If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

                  Section 5. ORGANIZATION. Such person as the Board of Directors may have designated or in the absence of such a person, the chief executive officer of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints.

                  Section 6. CONDUCT OF BUSINESS. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order.

                  Section 7. NOTICE OF STOCKHOLDER BUSINESS. At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) properly brought before the meeting by or at the direction of the Board of Directors, or (c) properly brought before an annual meeting by a stockholder and if, and only if, the notice of a special meeting provides for business to be brought before the meeting by stockholders, properly brought before the meeting by a stockholder. For business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days prior to the meeting; provided,

                                Page 38 of 87
        however, that in the event that less than one hundred (100) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stock-holder to be timely must be so received not later than the close of business on the lOth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the ByLaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 7. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 7, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                  Section 8. PROXIES AND VOTING. At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing filed in accordance with the procedure established for the meeting.

                  Each stockholder shall have one vote for every share of stock entitled to vote which is registered in his or her name on the record date for the meeting, except as otherwise provided herein or required by law.

                  All voting, including on the election of directors but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

                  All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast.

                                Page 39 of 87

                  Section 9.  Stock List.  A complete list of
        stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of share registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

                  The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

                  Section 10. ACTION BY CONSENT OF STOCKHOLDERS. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.


                                   ARTICLE II

                               BOARD OF DIRECTORS

                  Section 1. NUMBER AND TERM OF OFFICE. The number of directors shall initially be eight (8) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). The directors shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the 1988 annual meeting of stockholders, the term of office of the second class to expire at the 1989 annual meeting of stockholders and the term of office of the third class to expire at the 1990 annual

                                Page 40 of 87
        meeting of stockholders. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

                  Section 2.  VACANCIES AND NEWLY CREATED
        DIRECTORSHIPS.   Newly created directorships resulting from any
        increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

                  Section 3. REMOVAL. Any director, or the entire Board of Directors, may be removed from office at any time, for cause or without cause, only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

                  Section 4. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

                  Section 5. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by one-third of the directors then in office (rounded up to the nearest whole number) or by the chief executive officer and shall be held at such place, on such date and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given each director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or by telegraphing the same not less than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

                  Section 6. QUORUM. At any meeting of the Board of Directors, a majority of the total number of authorized directors shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those

                                Page 41 of 87
        present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

                  Section 7. PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

                  Section 8. CONDUCT OF BUSINESS. At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

                  Section 9. POWERS. The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

                       (1) To declare dividends from time to time in accordance with law;

                       (2)  To purchase or otherwise acquire any
             property, rights or privileges on such terms as it shall determine;

                       (3)  To authorize the creation, making and
             issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

                       (4) To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

                       (5)  To confer upon any officer of the
             Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

                       (6)  To adopt from time to time such stock,
             option, stock purchase, bonus or other compensation plans

                                Page 42 of 87
             for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;

                       (7) To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and

                       (8) To adopt from time to time regulations, not inconsistent with these bylaws, for the management of the Corporation's business and affairs.

                  Section 10. COMPENSATION OF DIRECTORS. Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

                  Section 11. NOMINATION OF DIRECTOR CANDIDATES. Nominations for the election of Directors may be made by the Board of Directors or a proxy committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of Directors generally. However, any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if timely notice of such stockholder's intent to make such nomination or nominations has been given in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not fewer than ninety (90) days prior to the meeting; provided, however, that in the event that less than one hundred (100) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Each such notice shall set forth
        (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;
        (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had

                                Page 43 of 87
        the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Corporation if so elected.

                  In the event that a person is validly designated as a nominee in accordance with this Section 11 and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery, not fewer than five days prior to the date of the meeting for the election of such nominee of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to this
        Section 11 had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a Director of the Corporation, if elected, of each such substitute nominee.

                  If the chairman of the meeting for the election of Directors determines that a nomination of any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of this Section 11, such nomination shall be void; provided, however, that nothing in this Section 11 shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation for any series of Preferred Stock.


                                  ARTICLE III

                                   COMMITTEES

                  Section 1.  COMMITTEES OF THE BOARD OF DIRECTORS.
        The Board of Directors, by a vote a majority of the whole Board, may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law if the resolution which designates the committee or a supplemental resolution of the Board of Directors shall so provide. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the

                                Page 44 of 87
        committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

                  Section 2. CONDUCT OF BUSINESS. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third of the authorized members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.


                                   ARTICLE IV

                                    OFFICERS

                  Section 1.  GENERALLY.  The officers of the
        Corporation shall consist of a President, one or more Vice Presidents, a Secretary, a Treasurer and such other offices as may from time to time be appointed b, the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. The President shall be a member of the Board of Directors. Any number of offices may be held by the same person.

                  Section 2. PRESIDENT. The President shall be the chief executive officer of the Corporation. Subject to the provisions of these bylaws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.

                                Page 45 of 87
                  Section 3.  VICE PRESIDENT.  Each Vice President
        shall have such powers and duties as may be delegated to him or her by the Board of Directors. One Vice President shall be designated by the Board to perform the duties and exercise the powers of the President in the event of the President's absence or disability.

                  Section 4. TREASURER. The Treasurer shall have the responsibility for maintaining the financial records of the Corporation and shall have custody of all monies and securities of the Corporation. He or she shall make such disbursements of the funds of the Corporations as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.

                  Section 5. SECRETARY. The secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

                  Section 6. DELEGATION OF AUTHORITY. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

                  Section 7. REMOVAL. Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

                  Section 8. ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS. Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.


                                   ARTICLE V

                                     STOCK

                  Section 1. CERTIFICATES OF STOCK. Each stockholder shall be entitled to a certificate signed by, or in the name of

                                Page 46 of 87
        the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any of or all the signatures on the certificate may be facsimile.

                  Section 2. TRANSFERS OF STOCK. Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of, the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

                  Section 3. RECORD DATE. The Board of Directors may fix a record date, which shall not be more than sixty nor fewer than ten days before the date of any meeting of stockholders, nor more than sixty days prior to the time for the other action hereinafter described, as of which there shall be determined the stockholders who are entitled: to notice of or to vote at any meeting of stockholders or any adjournment thereof; to express consent to corporate action in writing without a meeting; to receive payment of any dividend or other distribution or allotment of any rights; or to exercise any rights with respect to any change, conversion or exchange of stock or with respect to any other lawful action.

                  Section 4. LOST, STOLEN OR DESTROYED CERTIFICATES. In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

                  Section 5.  REGULATIONS.  The issue, transfer,
        conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.


                                   ARTICLE VI

                                    NOTICES

                  Section 1.  NOTICES.  Except as otherwise
        specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by

                                Page 47 of 87
        sending such notice by prepaid telegram or mailgram. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if hand delivered, or dispatched, if delivered through the mails or by telegram or mailgram, shall be the time of the giving of the notice.

                  Section 2. WAIVERS. A written waiver of any notice, signed by a stockholder, director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver.


                                  ARTICLE VII

                                 MISCELLANEOUS

                  Section 1. FACSIMILE SIGNATURES. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

                  Section 2. CORPORATE SEAL. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

                  Section 3. RELIANCE UPON BOOKS, REPORTS AND RECORDS. Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

                  Section 4. FISCAL YEAR. The fiscal year of the Corporation shall be as fixed by the Board of Directors.

                  Section 5. TIME PERIODS. In applying any provision of these bylaws which require that an act be done or not done a

                                Page 48 of 87
        specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.


                                  ARTICLE VIII

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

                  Section 1. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, or of a partnership, joint venture, trust or other enterprise including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by Delaware Law, against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and amounts expended in seeking indemnification So granted to such person under applicable law, this by-law or any agreement with the Corporation) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 2 of this Article VIII, the Corporation shall indemnify any such person seeking indemnity in connection with an action, suit or proceeding (or part thereof) initiated by such person only if such action, suit or proceeding (or part thereof) was authorized by the board of directors of the Corporation. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if the Delaware General Corporation Law then so requires, the payment of such expenses incurred by a director or officer of the Corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such

                                Page 49 of 87
        proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section or otherwise.

                  Section 2. RIGHT OF CLAIMANT TO BRING SUIT. If a claim under Section 1 is not paid in full by the Corporation within twenty (20) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

                  Section 3. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person in Sections 1 and 2 shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

                  Section 4. INDEMNIFICATION CONTRACTS. The board of directors is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the board of directors so determines, greater than, those provided for in this Article VIII.

                                Page 50 of 87
                  Section 5.  INSURANCE.  The Corporation shall
        maintain insurance to the extent reasonably available, at expense, to protect itself and any such director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

                  Section 6. EFFECT OF AMENDMENT. Any amendment, repeal or modification of any provision of this Article VIII by the stockholders and the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification.


                                   ARTICLE IX

                                   AMENDMENTS

                  The Board of Directors is expressly empowered to adopt, amend or repeal ByLaws of the Corporation. Any adoption, amendment or repeal of ByLaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board). The stockholders shall also have power to adopt, amend or repeal the ByLaws of the Corporation in the manner prescribed by the laws of the State of Delaware.

                                Page 51 of 87

                         AMENDMENT TO RESTATED BYLAWS
                         ----------------------------

                  The Board of Directors of National Technical Systems, Inc., a Delaware corporation, at a duly convened meeting held on April 19, 1994, adopted the following resolution:

                  WHEREAS, this corporation's Board of
                  Directors deems an increase in the number of authorized directorships on desirable for and beneficial to this corporation and its shareholders;

                  NOW, THEREFORE, BE IT RESOLVED, that
                  pursuant to ARTICLE SIXTH, PARAGRAPH A, of this corporation's Restated Certificate of Incorporation, the authorized number of directors on this corporation's Board of Directors is hereby increased from eight
                  (8) to nine (9).


































                                      -1-



                                Page 52 of 87
                                                       APPENDIX D


                           ARTICLES OF INCORPORATION

                                       OF

                             NTS MERGER CORPORATION



                                       I.

        The name of this corporation is:

                             NTS MERGER CORPORATION



                                      II.

        The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the

        General Corporation Law of California other than the banking business, the trust company business or the practice of a

        profession permitted to be incorporated by the California

        Corporations Code.



                                      III.

        The name and address in the State of California of this

        corporation's initial agent for service of process is:

                       Mr. Lloyd Blonder
                       24007 Ventura Blvd.
                       Calabasas, California 91302


                                      IV.


        This corporation is authorized to issue only one class of

        shares; and the total number of shares which this corporation is authorized to issue is twenty million (20,000,000).



                                      -1-

                                Page 53 of 87
        No holder of any class of stock of this corporation shall be entitled to cumulate votes at any election of directors of this corporation.



                                       V.

        The liability of the directors of this corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.



                                      VI.

        This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the Corporations Code) to the fullest extent permissible under California law.



                                      VII.

        Any repeal or modification of the provisions of Articles V or

        VI or this Article VII by the shareholders of the corporation shall not adversely affect any right or protection of a

        director or agent of this corporation existing at the time of such repeal or modification.



        Dated:  May 29, 1996.



                                      /s/ James J. Slaby
                                      ---------------------------------
                                                James J. Slaby
                                                 Incorporator







                                      -2-

                                Page 54 of 87
                                                       APPENDIX E


                                     BYLAWS

                                       OF

                             NTS MERGER CORPORATION

                                   ARTICLE I

                                    OFFICES


                  Section 1.1 PRINCIPAL OFFICES. The board of directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of California. If the principal executive office is located outside this state, and the corporation has one or more business offices in this state, the board of directors shall likewise fix and designate a principal business office in the State of California.


                  Section 1.2 OTHER OFFICES. The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.


                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS


                  Section 2.1 PLACE OF MEETINGS. Meetings of share-holders shall be held at any place within or outside the State of California designated by the board of directors. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the corporation.


                  Section 2.2 ANNUAL MEETINGS OF SHAREHOLDERS. The annual meeting of shareholders shall be held each year at a time designated by the board of directors. At each annual meeting, directors shall be elected and any other proper business may be transacted. No shareholder of this corporation shall be entitled to cumulate votes at any election of directors of this corporation.


                  Section 2.3 SPECIAL MEETINGS. A special meeting of shareholders may be called at any time by the board of directors, or by the chairman of the board, or by the president, or by one or more shareholders holding shares in the


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                                Page 55 of 87
        aggregate entitled to cast not less than 10% of the votes at any such meeting.


                  If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving such request forthwith shall cause notice to be given to the shareholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this
        Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board of directors may be held.


                  Section 2.4 NOTICE OF SHAREHOLDERS' MEETINGS. All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 2.5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, the board of directors intends to present for election.


                  If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to
        Section 310 of the Corporations Code of California, (ii) an amendment of the articles of incorporation, pursuant to
        Section 902 of such Code, (iii) a reorganization of the cor-poration, pursuant to Section 1201 of such Code, (iv) a voluntary dissolution of the corporation, pursuant to Section 1900 of such Code, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred



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                                Page 56 of 87
        shares, pursuant to Section 2007 of such Code, the notice shall also state the general nature of such proposal.


                  Section 2.5 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of shareholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the shareholder at the address of such shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.


                  If any notice addressed to a shareholder at the address of such shareholder appearing on the books of the cor-poration is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.


                  An affidavit of the mailing or other means of giving any notice of any shareholders' meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.


                  Section 2.6 QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at a meeting of shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.





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                  Section 2.7  ADJOURNED MEETING AND NOTICE THEREOF.
        Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting, except as provided in Section 2.6 of this Article II.


                  When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the board of directors shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.4 and 2.5 of this Article II. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.


                  Section 2.8 VOTING. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.11 of this
        Article II, subject to the provisions of Sections 702 to 704, inclusive, of the Corporations Code of California (relating to voting shares held by a fiduciary, in the name of a corporation or in joint ownership). Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a shareholder at any election and before the voting begins. Any shareholder entitled to vote on any matter (other than elections of directors) may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote. Except as provided in Section 2.6 of this Article II, the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Corporations Code of California or the articles of incorporation.





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                                Page 58 of 87
                  At a shareholders' meeting involving the election of directors, no shareholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes which such shareholder normally is entitled to cast) unless such candidate or candidates' names have been placed in nomination prior to the voting and a shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate such shareholder's votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are normally entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of affirmative votes up to the number of directors to be elected, shall be elected. Votes against a director and votes withheld shall have no legal effect.


                  Section 2.9 WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS. The transactions at any meeting of sharehold-ers, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof. The waiver of notice, consent to the holding of the meeting or approval of the minutes thereof need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 2.4 of this Article II, the waiver of notice, consent to the holding of the meeting or approval of the minutes thereof shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.


                  Attendance of a person at a meeting shall also constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the Corporations Code of California to be included in the notice but which were not




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        included in the notice, if such objection is expressly made at the meeting.


                  Section 2.10 SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. In the case of election of directors, such consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a director may be elected at any time to fill a vacancy not filled by the directors by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.


                  If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the secretary shall give prompt notice of the cor-porate action approved by the shareholders without a meeting. Such notice shall be given in the manner specified in
        Section 2.5 of this Article II.  In the case of approval of
        (i) contracts or transactions in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) indemnification of agents of the corporation, pursuant to Section 317 of such Code,
        (iii) a reorganization of the corporation, pursuant to
        Section 1201 of such Code, and (iv) a distribution in dissolu-tion other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of such Code, such notice shall be given at least ten (10) days before the consummation of any such action authorized by any such approval.


                  Section 2.11 RECORD DATE FOR SHAREHOLDER NOTICE, VOTING, AND GIVING CONSENTS. For purposes of determining the



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        shareholders entitled to notice of any meeting or to vote or entitled to give consent to corporate action without a meeting, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to such action without a meeting, and in such case only shareholders at the close of business on the record date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the Corporations Code of California.


                  If the board of directors does not so fix a record date:


                  (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.


                  (b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the board has been taken, shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.


                  Section 2.12 PROXIES. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless
        (i) revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or as to any meeting by attendance at such meeting and voting in person by the person executing the proxy;



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        or (ii) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted; provided, however, that no such proxy shall be valid after the expiration of eleven (11) months from the date of such proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of
        Section 705(e) and (f) of the Corporations Code of California.


                  Section 2.13 INSPECTORS OF ELECTION. Before any meeting of shareholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed.
        If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill such vacancy.


                  The duties of these inspectors shall be as follows:


                  (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies;


                  (b)  Receive votes, ballots or consents;


                  (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;


                  (d)  Count and tabulate all votes or consents;


                  (e)  Determine when the polls shall close;


                  (f)  Determine the result; and




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                                Page 62 of 87

                  (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.


                                  ARTICLE III

                                   DIRECTORS


                  Section 3.1 POWERS. Subject to the provisions of the Corporations Code of California Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.


                  Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power and authority to:


                       (a) Select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service.


                       (b) Change the principal executive office or the principal business office in the State of California from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or outside the State of California; designate any place within or without the State of California for the holding of any shareholders' meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.


                       (c) Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities



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             cancelled or tangible or intangible property actually
             received.


                       (d) Borrow money and incur indebtedness for the purposes of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.


                  Section 3.2 NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of directors shall be NINE (9) until changed by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than 16-2/3% of the outstanding shares entitled to vote.

             Section 3.3  ELECTION AND TERM OF OFFICE OF DIRECTORS.

                   The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist of three directors. The term of the initial Class I directors shall terminate on the date of the 1997 annual meeting of shareholders; the term of the initial Class II directors shall terminate on the date of the 1998 annual meeting of shareholders; and the term of the initial Class III directors shall terminate on the date of the 1999 annual meeting of shareholders. At each annual meeting of shareholders beginning in 1997, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such a class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.





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                  Section 3.4  VACANCIES.  Any vacancy on the Board of
        Directors, howsoever resulting, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected.


                  A vacancy or vacancies in the board of directors shall be deemed to exist in the case of the death, resignation or removal of any director, or if the board of directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or con-victed of a felony, or if the authorized number of directors be increased, or if the shareholders fail at any meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.


                  The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.


                  Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for the effectiveness of such resigna-tion. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.


                  No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.


                  Section 3.5 PLACE OF MEETINGS AND TELEPHONIC MEETINGS. Regular meetings of the board of directors may be held at any place within or without the State of California that has been designated from time to time by resolution of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or without the State of California that has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, at the principal executive



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        office of the corporation.  Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.


                  Section 3.6 ANNUAL MEETING. Immediately following each annual meeting of shareholders, the board of directors shall hold a regular meeting for the purpose of organization, any desired election of officers and the transaction of other business. Notice of this meeting shall not be required.


                  Section 3.7 OTHER REGULAR MEETINGS. Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice.


                  Section 3.8 SPECIAL MEETINGS. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.


                  Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges pre-paid, addressed to each director at his or her address as it is shown upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.


                  Section 3.9 QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of



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        the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of Section 310 of the Corporations Code of California (approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 311 of that Code (appointment of committees), and Section 317(e) of that Code (indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.


                  Section 3.10 WAIVER OF NOTICE. Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.


                  Section 3.11  ADJOURNMENT.  A majority of the
        directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.


                  Section 3.12 NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 3.8 of this Article III, to the directors who were not present at the time of the adjournment.


                  Section 3.13 ACTION WITHOUT MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.


                  Section 3.14 FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensa-tion, if any, for their services, and such reimbursement of



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        expenses, as may be fixed or determined by resolution of the board of directors. Nothing contained herein shall be con-strued to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services.


                                   ARTICLE IV

                                   COMMITTEES


                  Section 4.1 COMMITTEES OF DIRECTORS. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more com-mittees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to:


                  (a) the approval of any action which, under the Corporations Code of California, also requires shareholders' approval or approval of the outstanding shares;


                  (b) the filling of vacancies on the board of directors or in any committee;


                  (c) the fixing of compensation of the directors for serving on the board or on any committee;


                  (d) the amendment or repeal of bylaws or the adoption of new bylaws;


                  (e) the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;


                  (f) a distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or




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                                Page 68 of 87

                  (g) the appointment of any other committees of the board of directors or the members thereof.


                  Section 4.2 MEETINGS AND ACTION OF COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of
        Article III of these bylaws, Sections 3.5 (place of meetings),
        3.7 (regular meetings), 3.8 (special meetings and notice), 3.9 (quorum), 3.10 (waiver of notice), 3.11 (adjournment), 3.12 (notice of adjournment) and 3.13 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time of regular meetings of committees may be determined by resolution of the board of directors as well as by resolution of the committee; special meetings of committees may also be called by resolution of the board of directors; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.


                                   ARTICLE V

                                    OFFICERS


                  Section 5.1 OFFICERS. The officers of the corpora-tion shall be a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice-presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of this Article V. Any number of offices may be held by the same person.


                  Section 5.2 ELECTION OF OFFICERS. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment.


                  Section 5.3 SUBORDINATE OFFICERS, ETC. The board of directors may appoint, and may empower the president to



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        appoint, such other officers as the business of the corpora-
        tion may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.


                  Section 5.4 REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any con-tract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.


                  Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is with-out prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.


                  Section 5.5 VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disquali-fication or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.


                  Section 5.6 CHAIRMAN OF THE BOARD. The chairman of the board, if such an officer be elected, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws. If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in
        Section 5.7 of this Article V.


                  Section 5.7 PRESIDENT. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence



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                                Page 70 of 87
        of the chairman of the board, or if there be none, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws.


                  Section 5.8 VICE PRESIDENTS. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the president or the chairman of the board.


                  Section 5.9 SECRETARY. The secretary shall keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings and actions of directors, committees of directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' and committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.


                  The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the cor-poration's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all share-holders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.


                  The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation, if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by the bylaws.




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                                Page 71 of 87

                  Section 5.10 CHIEF FINANCIAL OFFICER. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.


                  The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.


                                   ARTICLE VI

               INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES

                                AND OTHER AGENTS


                  Section 6.1  INDEMNIFICATION - THIRD PARTY
        PROCEEDINGS. The corporation shall indemnify any person (the "Indemnitee") who is or was a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that Indemnitee is or was a director or officer of the corporation, or any subsidiary of the corporation, and the corporation may indemnify a person who is or was a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that such person is or was an employee or other agent of the corporation (the "Indemnitee Agent") by reason of any action or inaction on the part of Indemnitee or Indemnitee Agent while an officer, director or agent or by reason of the fact that Indemnitee or Indemnitee Agent is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including subject to Section 6.19, attorneys' fees and any expenses of establishing a right to indemnification pursuant to this
        Article VI or under California law), judgments, fines,



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                                Page 72 of 87
        settlements (if such settlement is approved in advance by the corporation, which approval shall not be unreasonably withheld) and other amounts actually and reasonably incurred by Indemnitee or Indemnitee Agent in connection with such proceeding if Indemnitee or Indemnitee Agent acted in good faith and in a manner Indemnitee or Indemnitee Agent reasonably believed to be in or not opposed to the best interests of the corporation and, in the case of a criminal proceeding, if Indemnitee or Indemnitee Agent had no reasonable cause to believe Indemnitee's or Indemnitee Agent's conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that Indemnitee or Indemnitee Agent did not act in good faith and in a manner which Indemnitee or Indemnitee Agent reasonably believed to be in or not opposed to the best interests of the corporation, or with respect to any criminal proceedings, would not create a presumption that Indemnitee or Indemnitee Agent had reasonable cause to believe that Indemnitee's or Indemnitee Agent's conduct was unlawful.


                  Section 6.2 INDEMNIFICATION - PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall indemnify Indemnitee and may indemnify Indemnitee Agent if Indemnitee, or Indemnitee Agent, as the case may be, was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the corporation or any subsidiary of the corporation to procure a judgment in its favor by reason of the fact that Indemnitee or Indemnitee Agent is or was a director, officer, employee or other agent of the corporation, or any subsidiary of the corporation, by reason of any action or inaction on the part of Indemnitee or Indemnitee Agent while an officer, director or agent or by reason of the fact that Indemnitee or Indemnitee Agent is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including subject to Section 6.19, attorneys' fees and any expenses of establishing a right to indemnification pursuant to this
        Article VI or under California law) and, to the fullest extent permitted by law, amounts paid in settlement, in each case to the extent actually and reasonably incurred by Indemnitee or Indemnitee Agent in connection with the defense or settlement of the proceeding if Indemnitee or Indemnitee Agent acted in good faith and in a manner Indemnitee or Indemnitee Agent believed to be in or not opposed to the best interests of the corporation and its shareholders, except that no indemnification shall be made with respect to any claim, issue or matter to which Indemnitee (or Indemnitee Agent) shall have been adjudged to have been liable to the corporation in the performance of Indemnitee's or Indemnitee Agent's duty to the



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                                Page 73 of 87
        corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee (or Indemnitee Agent) is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine.


                  Section 6.3 SUCCESSFUL DEFENSE ON MERITS. To the extent that Indemnitee (or Indemnitee Agent) without limita-tion has been successful on the merits in defense of any proceeding referred to in Sections 6.1 or 6.2 above, or in defense of any claim, issue or matter therein, the corporation shall indemnify Indemnitee (or Indemnitee Agent) against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee (or Indemnitee Agent) in connection therewith.


                  Section 6.4 CERTAIN TERMS DEFINED. For purposes of this Article VI, references to "other enterprises" shall include employee benefit plans, references to "fines" shall include any excise taxes assessed on Indemnitee or Indemnitee Agent with respect to an employee benefit plan, and references to "proceeding" shall include any threatened, pending or com-pleted action or proceeding, whether civil, criminal, administrative or investigative. References to "corporation" include all constituent corporations absorbed in a consolida-tion or merger as well as the resulting or surviving corpora-tion, so that any person who is or was a director, officer, employee, or other agent of such a constituent corporation or who, being or having been such a director, officer, employee or other agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as such person would if he or she had served the resulting or surviving corporation in the same capacity.


                  Section 6.5  ADVANCEMENT OF EXPENSES.  The
        corporation shall advance all expenses incurred by Indemnitee and may advance all or any expenses incurred by Indemnitee Agent in connection with the investigation, defense, settlement (excluding amounts actually paid in settlement of any action, suit or proceeding) or appeal of any civil or criminal action, suit or proceeding referenced in Sections 6.1 or 6.2 hereof. Indemnitee or Indemnitee Agent hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall be determined ultimately that Indemnitee or Indemnitee Agent is not entitled to be indemnified by the corporation as authorized hereby. The advances to be made hereunder shall be paid by the



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                                Page 74 of 87
        corporation (i) to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to the corporation; and (ii) to Indemnitee Agent within twenty (20) days following the later of a written request therefor by Indemnitee Agent to the corporation and determination by the corporation to advance expenses to Indemnitee Agent pursuant to the corporation's discretionary authority hereunder.


                  Section 6.6 NOTICE OF CLAIM. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Article VI, and Indemnitee Agent shall, as a condition precedent to his or her ability to be indemnified under this
        Article VI, give the corporation notice in writing as soon as practicable of any claim made against Indemnitee or Indemnitee Agent, as the case may be, for which indemnification will or could be sought under this Article VI. Notice to the corporation shall be directed to the secretary of the corporation at the principal business office of the corpora-tion (or such other address as the corporation shall designate in writing to Indemnitee). In addition, Indemnitee or Indemnitee Agent shall give the corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's or Indemnitee Agent's power.


                  Section 6.7 ENFORCEMENT RIGHTS. Any indemnifica-tion provided for in Sections 6.1 or 6.2 or 6.3 shall be made no later than sixty (60) days after receipt of the written request of Indemnitee. If a claim or request under this
        Article VI, under any statute, or under any provision of the corporation's Articles of Incorporation providing for indemni-fication is not paid by the corporation, or on its behalf, within sixty (60) days after written request for payment thereof has been received by the corporation, Indemnitee may, but need not, at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim or request, and subject to Section 6.19, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemni-tee has not met the standards of conduct which make it per-missible under applicable law for the corporation to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the corporation, and Indemnitee shall be entitled to receive interim payments of expenses pursuant to
        Section 6.5 unless and until such defense may be finally adjudicated by court order or judgment for which no further right of appeal exists. The parties hereto intend that if the corporation contests Indemnitee's right to indemnification, the



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                                Page 75 of 87
        question of Indemnitee's right to indemnification shall be a decision for the court, and no presumption regarding whether the applicable standard has been met will arise based on any determination or lack of determination of such by the corporation (including its Board or any subgroup thereof, independent legal counsel or its shareholders). The board of directors may, in its discretion, provide by resolution for similar or identical enforcement rights for any Indemnitee
        Agent.


                  Section 6.8 ASSUMPTION OF DEFENSE. In the event the corporation shall be obligated to pay the expenses of any proceeding against the Indemnitee (or Indemnitee Agent), the corporation, if appropriate, shall be entitled to assume the defense of such proceeding with counsel approved by Indemnitee (or Indemnitee Agent), which approval shall not be unreason-ably withheld, upon the delivery to Indemnitee (or Indemnitee Agent) of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indem-nitee (or Indemnitee Agent) and the retention of such counsel by the corporation, the corporation will not be liable to Indemnitee (or Indemnitee Agent) under this Article VI for any fees of counsel subsequently incurred by Indemnitee (or Indemnitee Agent) with respect to the same proceeding, unless
        (i) the employment of counsel by Indemnitee (or Indemnitee Agent) is authorized by the corporation, (ii) Indemnitee (or Indemnitee Agent) shall have reasonably concluded that there may be a conflict of interest of such counsel retained by the corporation between the corporation and Indemnitee (or Indemnitee Agent) in the conduct of such defense, or (iii) the corporation ceases or terminates the employment of such coun-sel with respect to the defense of such proceeding, in any of which events then the fees and expenses of Indemnitee's (or Indemnitee Agent's) counsel shall be at the expense of the corporation. At all times, Indemnitee (or Indemnitee Agent) shall have the right to employ other counsel in any such pro-ceeding at Indemnitee's (or Indemnitee Agent's) expense.


                  Section 6.9 APPROVAL OF EXPENSES. No expenses for which indemnity shall be sought under this Article VI, other than those in respect of judgments and verdicts actually rendered, shall be incurred without the prior consent of the corporation, which consent shall not be unreasonably withheld.


                  Section 6.10 SUBROGATION. In the event of payment under this Article VI, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee (or Indemnitee Agent), who shall do all things that may be necessary to secure such rights, including the



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                                Page 76 of 87
        execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.


                  Section 6.11 EXCEPTIONS. Notwithstanding any other provision herein to the contrary, the corporation shall not be obligated pursuant to this Article VI:


                  (a) Excluded Acts. To indemnify Indemnitee (i) as to circumstances in which indemnity is expressly prohibited pursuant to California law, or (ii) for any acts or omissions or transactions from which a director may not be relieved of liability pursuant to California law; or


                  (b) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this
        Article VI or any other statute or law or as otherwise required under the Corporations Code of California, but such indemnification or advancement of expenses may be provided by the corporation in specific cases if the board of directors has approved the initiation or bringing of such suit; or


                  (c) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Article VI, if a court of competent jurisdiction determines that such proceeding was not made in good faith or was frivolous; or


                  (d) Insured Claims. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the corporation; or


                  (e)  Claims Under Section 16(b).  To indemnify
        Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.





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                                Page 77 of 87
                  Section 6.12 PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Article VI to indemnification by the corporation for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by the Indemnitee in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the corporation shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.


                  Section 6.13 COVERAGE. This Article VI shall, to the extent permitted by law, apply to acts or omissions of
        (i) Indemnitee which occurred prior to the adoption of this
        Article VI if Indemnitee was a director or officer of the corporation or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred; and (ii) Indemnitee Agent which occurred prior to the adoption of this Article VI if Indemnitee Agent was an employee or other agent of the corporation or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise at the time such act or omission occurred. All rights to indemnification under this Article VI shall be deemed to be provided by a contract between the corporation and the Indemnitee in which the corporation hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the corporation's Articles of Incorporation, these Bylaws or by statute. Any repeal or modification of these Bylaws, the Corporations Code of California or any other applicable law shall not affect any rights or obligations then existing under this Article VI. The provisions of this
        Article VI shall continue as to Indemnitee and Indemnitee Agent for any action taken or not taken while serving in an indemnified capacity even though the Indemnitee or Indemnitee Agent may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding. This Article VI shall be binding upon the corporation and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee Agent and Indemnitee's and Indemnitee Agent's estate, heirs, legal representatives and assigns.


                  Section 6.14 NON-EXCLUSIVITY. Nothing herein shall be deemed to diminish or otherwise restrict any rights to which Indemnitee or Indemnitee Agent may be entitled under the corporation's Articles of Incorporation, these Bylaws, any agreement, any vote of shareholders or disinterested directors, or under the laws of the State of California.



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                                Page 78 of 87


                  Section 6.15  SEVERABILITY.  Nothing in this
        Article VI is intended to require or shall be construed as requiring the corporation to do or fail to do any act in violation of applicable law. If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify Indemnitee or Indemnitee Agent to the fullest extent permitted by any applicable portion of this Article VI that shall not have been invalidated.


                  Section 6.16 MUTUAL ACKNOWLEDGMENT. Both the corporation and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the corporation from indemnifying its directors and officers under this Article VI or otherwise. Indemnitee understands and acknowledges that the corporation has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the corporation's right under public policy to indemnify Indemnitee.


                  Section 6.17  OFFICER AND DIRECTOR LIABILITY
        INSURANCE. The corporation shall, from time to time, make the good faith determination whether or not it is practicable for the corporation to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the corporation with coverage for losses from wrongful acts, or to ensure the corporation's performance of its indemnification obligations under this
        Article VI. Among other considerations, the corporation will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. Notwithstanding the foregoing, the corporation shall have no obligation to obtain or maintain such insurance if the corporation determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the corporation.


                  Section 6.18 NOTICE TO INSURERS. If, at the time of the receipt of a notice of a claim pursuant to Section 6.6 hereof, the corporation has director and officer liability insurance in effect, the corporation shall give prompt notice



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                                Page 79 of 87
        of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.


                  Section 6.19 ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Article VI to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that the action was not instituted in good faith or was frivolous. In the event of an action instituted by or in the name of the corporation under this Article VI, or to enforce or interpret any of the terms of this Article VI, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that Indemnitee's defenses to such action were not made in good faith or were frivolous. The board of directors may, in its discretion, provide by resolution for payment of such attorneys' fees to any Indemnitee Agent.


                  Section 6.20 NOTICE. All notices, requests, demands and other communications under this Article VI shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked.


                                  ARTICLE VII

                              RECORDS AND REPORTS


                  Section 7.1 MAINTENANCE AND INSPECTION OF SHARE REGISTER. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its share-holders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.





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                                Page 80 of 87
                  A shareholder or shareholders of the corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation may (i) inspect and copy the records of shareholders' names and addresses and shareholdings during usual business hours upon five days prior written demand upon the corporation, and/or (ii) obtain from the transfer agent of the corporation, upon written demand and upon the tender of such transfer agent's usual charges for such list, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which such list has been compiled or as of a date specified by the shareholder subsequent to the date of demand. Such list shall be made available by the transfer agent on or before the later of five (5) days after the demand is received or the date specified therein as the date as of which the list is to be compiled. The record of shareholders shall also be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making such demand.


                  Section 7.2 MAINTENANCE AND INSPECTION OF BYLAWS. The corporation shall keep at its principal executive office, or if its principal executive office is not in the State of California at its principal business office in this state, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the shareholders at all reason-able times during office hours. If the principal executive office of the corporation is outside this State and the corporation has no principal business office in this state, the Secretary shall, upon the written request of any shareholder, furnish to such shareholder a copy of the bylaws as amended to date.


                  Section 7.3 MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS. The accounting books and records and minutes of proceedings of the shareholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such desig-nation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. Such minutes and accounting books and records shall be open to



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                                Page 81 of 87
        inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of a voting trust certificate. Such inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.


                  Section 7.4 INSPECTION BY DIRECTORS. Every director shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.


                  Section 7.5 ANNUAL REPORT TO SHAREHOLDERS. The annual report to shareholders referred to in Section 1501 of the Corporations Code of California is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the shareholders of the corporation as they deem appropriate.


                  Section 7.6 FINANCIAL STATEMENTS. A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.


                  If no annual report for the last fiscal year has been sent to shareholders, the corporation shall, upon the written request of any shareholder made more than 120 days after the close of such fiscal year, deliver or mail to such shareholder, within thirty (30) days after such request a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year.





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                                Page 82 of 87
                  If a shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of stock of the corporation make a written request to the cor-poration for an income statement of the corporation for the three-month, six-month or nine-month period of the then current fiscal year ended more than thirty (30) days prior to the date of the request and a balance sheet of the corporation as of the end of such period and, in addition, if no annual report for the last fiscal year has been sent to shareholders, a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, then, the chief financial officer shall cause such statements to be prepared, if not already prepared, and shall deliver personally or mail such statement or statements to the person making the request within thirty (30) days after the receipt of such request.


                  The income statements and balance sheets referred to in this section shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that such financial statements were prepared without audit from the books and records of the corporation.


                  Section 7.7 ANNUAL STATEMENT OF GENERAL INFORMA-TION. The corporation shall file annually with the Secretary of State of the State of California, on the prescribed form, a statement setting forth the names and complete business or residence addresses of all incumbent directors, the number of vacancies on the board of directors, if any, the names and complete business or residence addresses of the chief execu-tive officer, secretary and chief financial officer, the street address of its principal executive office or principal business office in this state and the general type of business constituting the principal business activity of the corpora-tion, together with a designation of the agent of the corporation for the purpose of service of process, all in compliance with Section 1502 of the Corporations Code of California.


                                  ARTICLE VIII

                           GENERAL CORPORATE MATTERS


                  Section 8.1 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING. For purposes of determining the share-holders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise



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                                Page 83 of 87
        any rights in respect of any other lawful action (other than action by shareholders by written consent without a meeting), the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days prior to any such action, and in such case only shareholders of record on the date so fixed are entitled to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the Corporations
        Code of California.


                  If the board of directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such action, whichever is later.


                  Section 8.2 CHECKS, DRAFTS, EVIDENCES OF INDEBTED-NESS. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.


                  Section 8.3 CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.


                  Section 8.4 CERTIFICATES FOR SHARES. A certificate or certificates for shares of the capital stock of the cor-poration shall be issued to each shareholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates for shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon. All certificates shall be signed in the name of the corporation



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                                Page 84 of 87
        by the chairman of the board or vice chairman of the board or the president or a vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.


                  Section 8.5 LOST CERTIFICATES. Except as herein-after in this Section provided, no new certificates for shares shall be issued in lieu of an old certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of a new certificate in lieu thereof, upon such terms and conditions as the board may require including provision for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.


                  Section 8.6 REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.


                  Section 8.7 CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Corporations Code of California shall govern the construction of these bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.



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                                Page 85 of 87

                                   ARTICLE IX

                                   AMENDMENTS


                  Section 9.1 AMENDMENT BY SHAREHOLDERS. New bylaws may be adopted or these bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the articles of incorporation of the corporation set forth the number of authorized directors of the corporation, the authorized number of directors may be changed only by an amend-ment of the articles of incorporation.


                  Section 9.2 AMENDMENT BY DIRECTORS. Subject to the rights of the shareholders as provided in Section 9.1 of this
        Article IX, bylaws, other than a bylaw or an amendment thereof changing the authorized number of directors, may be adopted, amended or repealed by the board of directors.


                                   ARTICLE X

                            LOANS AND GUARANTEES TO
                             OFFICERS AND DIRECTORS


                  A loan of money or property to, or a guarantee of the obligation of, an officer or director of the corporation or any parent or subsidiary, or an employee benefit plan authorizing such a loan or guarantee to such officer or director may be approved by the board of directors alone by a vote sufficient without counting the vote of any interested director or directors, if the board of directors determines that such a loan or guarantee or plan may reasonably be expected to benefit the corporation.

















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                                Page 86 of 87
                          CERTIFICATE OF INCORPORATOR

                                       OF

                             NTS MERGER CORPORATION


                  I, the undersigned, do hereby certify:


                  (1)  That I am the Incorporator of NTS Merger
        Corporation, a California corporation; and


                  (2) That the foregoing Bylaws consisting of 32 pages constitute the Bylaws of said corporation as duly adopted by the Incorporator as of May 29, 1996.


                  IN WITNESS WHEREOF, I have executed this Certificate as of this 29th day of May, 1996.



                                       /s/ James J. Slaby
                                       -------------------------------
                                               James J. Slaby,
                                                Incorporator




























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                                Page 87 of 87